UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K-A1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2010

RxBids
(Exact Name of registrant as specified in Its charter)

Nevada	000-53373	20-1226081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9050 W. Warm Springs Rd. #12-2129 Las Vegas, Nevada	89148
(Address of principal executive offices)	(Zip Code)

(702) 540-2222
(Registrant’s telephone number, including area code)

  N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01  Other Events.

This amended Current Report on Form 8-K-A1 is filed for the sole purpose of correcting the exercise price of the Peeples Option that was disclosed in our Current Report on Form 8-K dated August 19, 2010, which was filed with the Securities and Exchange Commission on August 26, 2010.  The correct exercise price of the Peeples option is $8,000.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.                                Description of Exhibit

10.1                                Bradley Option*

10.2                                Bradley Escrow Agreement*

10.3                                Peeples Option*

10.4                                Peeples Escrow Agreement*

*  Filed as an exhibit to our Current Report on Form 8-K dated August 19, 2010, which was filed with the Securities and Exchange Commission on August 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RxBids

By:	/s/ Mack Bradley
Name: Mack Bradley
Title: President and CEO

Dated: August 27, 2010

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